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                             THE VANTAGEPOINT FUNDS

                              CORE BOND INDEX FUND
                              500 STOCK INDEX FUND
                             BROAD MARKET INDEX FUND
                          MID/SMALL COMPANY INDEX FUND
                           OVERSEAS EQUITY INDEX FUND

     Supplement dated December 19, 2003 to the Prospectus dated May 1, 2003

  This supplement provides new information in addition to that contained in the Prospectus and should be read in conjunction with the Prospectus.

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

We are required to provide shareholders of the Core Bond Index Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund and Overseas Equity Index Fund (together, the "Index Funds") with 60 days' notice of certain changes that will be made to the investment policy of the Index Funds. These changes are described below.

The Index Funds currently operate under a master-feeder structure. In other words, each Index Fund is structured as a "feeder" fund and seeks to accomplish its investment objective by investing all of its assets in a portfolio of the Master Investment Portfolio (each separate series a "MIP"), which is an investment company advised by Barclays Global Fund Advisors. Each Index Fund invests its assets or "feeds" into a MIP that, in turn, invests substantially all of its assets in securities in accordance with investment objectives, policies and restrictions that are substantially similar to those of the corresponding "feeder" Index Fund. When the Index Funds were launched, the use of a master-feeder arrangement was determined to be a better option than a separately managed structure because of the relatively small size of the Index Funds. Now that the Index Funds' assets have grown substantially, Vantagepoint Investment Advisers, LLC ("VIA"), the investment adviser of the Index Funds, believes that it will be more advantageous to the Index Funds and their shareholders to eliminate the master-feeder structure and instead, have the portfolios of the Index Funds separately managed by one or more subadvisers. On December 11, 2003, The Vantagepoint Funds' Board of Directors, upon the recommendation of VIA, unanimously voted to eliminate the master-feeder structure and change the Index Funds to separately managed funds. In addition, after a careful search by VIA for an index manager, VIA recommended, and the Board of Directors has approved, Mellon Capital Management Corporation ("Mellon Capital") to serve as subadviser of each of the Index Funds. Shareholders of the Index Funds will receive additional information about Mellon Capital and revisions to The Vantagepoint Funds' prospectus and statement of additional information before these changes take effect.

The changes described above will become effective during the first quarter of 2004.